UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

November 6, 2019
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or jurisdiction of incorporation)

001-11507	13-5593032
Commission File Number	IRS Employer Identification Number

111 River Street, Hoboken NJ	07030
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:	(201) 748-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	JW.A	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	JW.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

On November 6, 2019, John Wiley & Sons, Inc. (the “Company”) issued a press release announcing Danielle McMahan as the Company’s new Chief People Officer.  The information in this Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated November 6, 2019

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Brian A. Napack
Brian A. Napack
President and
Chief Executive Officer

By	/s/ John A. Kritzmacher
John A. Kritzmacher
Chief Financial Officer and
Executive Vice President, Operations

Dated: November 8, 2019